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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 21, 1999



                                 TCI MUSIC, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                            0-22815                      84-1380293
--------                            -------                      ----------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                        67 Irving Place North, 4th Floor
                                  New York, NY                          10003
                      --------------------------------------          ----------
                      (Address of principal executive office)         (Zip Code)

        Registrant's telephone number, including area code (212) 387-7700
                                                          -----------------


  (Former name or former address, if changed since last report): Not applicable



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Item 5.           OTHER EVENTS

         See Exhibit 99.1 and 99.2 to this Form 8-K.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. Exhibit 99.1 TCI Music, Inc. Press Release issued
                                    May 24, 1999.
                       Exhibit 99.2 TCI Music, Inc. Press Release issued
                                    May 25, 1999.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TCI MUSIC, INC.

Date: May 28, 1999                         By:     /s/ Ralph J. Sorrentino
                                              ----------------------------------
                                                    Ralph J. Sorrentino
                                                    Executive Vice President and
                                                    Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit
Number              Description
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
Exhibit 99.1        TCI Music, Inc. Press Release issued May 24, 1999.
Exhibit 99.2        TCI Music, Inc. Press Release issued May 25, 1999.